Exhibit 10.1

CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

AMENDMENT TO CONSULTING AGREEMENT

This Amendment (this “Amendment”) effective as of the 8th day of September, 2022 to the Consulting Agreement, dated March 24, 2019, as amended March 22, 2022 (the “Consulting Agreement”), by and between Adial Pharmaceuticals, Inc. (the “Company”) and Bankole A. Johnson (“Consultant”). Capitalized terms used herein without definition shall have the meanings assigned in the Consulting Agreement.

WHEREAS, Consultant was retained under the Consulting Agreement by the Company to serve as its Chief Medical Officer; and

WHEREAS, in recognition of the hard work and performance by Consultant, the Company desires to amend the Consulting Agreement.

NOW THEREFORE, for the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree to amend the Consulting Agreement as follows:

1. Amendment. Exhibit D to the Consulting Agreement is hereby deleted in its entirety and replaced with Exhibit E attached hereto.

2. Severability. The provisions of this Amendment are severable and if any part of it is found to be unenforceable the other paragraphs shall remain fully valid and enforceable.

3. No Other Amendments; Confirmation. All other terms of the Consulting Agreement shall remain in full force and effect. The Consulting Agreement, as amended by this Amendment, constitutes the entire agreement between the Parties with respect to the subject matter thereof.

4. Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but both of which together shall constitute one and the same instrument.

5. Governing Law. This Amendment is made and shall be construed and performed under the laws of the Commonwealth of Virginia without regard to its choice or conflict of law principles and the Parties agree to Virginia as the exclusive venue for any disputes arising hereunder.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to the Consulting Agreement to be duly executed as of the day and year first above written.

ADIAL PHARMACEUTICALS, INC.

By:	/s/ Joseph Truluck
Name:	Joseph Truluck
Title:	Chief Financial Officer

/s/ Bankole A. Johnson
BANKOLE A. JOHNSON

EXHIBIT E

CONSULTING SERVICES

Consultant shall perform for Company the Services/Additional Services described below.

SERVICES AND WORK PLAN

Consultant shall render Services/Additional Services as, where and when requested by Company, which Services/Additional Services shall include, without limitation, the following:

•	If requested, serving as the principal investigator for Company clinical trials;
•	If requested, serving as a safety reviewer;
•	If requested, preparation of reports and publications related to the Company’s business;
•	Performance of the additional responsibilities set forth on the attached Schedule E-1 to this Exhibit E (“Additional Services”); and
•	Other activities and responsibilities reasonably requested by the Company.

Additionally, and without limiting the above, Consultant will file applications for grant funding for which the Company is eligible on behalf of the Company. In the event grant funding is secured, Consultant will and hereby does, grant the Company unconditional rights to, within the bounds of applicable laws and regulations, direct the proper use of the grant funding, and Consultant agrees that he will take no actions to redirect grant funding, or to otherwise contravene the value of the grant to the Company, without the prior written consent of the Company, which consent will be at the Company’s sole and final discretion. Consultant may apply for grants for other entities if such grants are not for the development of a pharmaceutical product or products and are not competitive to any product of the Company at the time of the grant filing, without the prior written permission of the Company.

COMPENSATION

Compensation for Services provided pursuant to the Consulting Agreement, as amended by this Amendment, shall be $36,250 per month (the “Monthly Compensation”) for each month that Services are provided, payable in two equal installments on the 1st and 15th days of the month following the month in which Services are performed. The Monthly Compensation will be effective as of August 1, 2022.

Consultant shall continue to be entitled to receive payment under the Company’s Grant Incentive Plan as amended on December 4, 2018 (the “GIP”) for any grants related to the development of AD04 and will no longer be eligible under the GIP for grants unrelated to AD04.

Upon full and final achievement of each milestone set forth on the attached Schedule E-1 to this Exhibit E, Consultant shall be entitled to receive the cash bonus and/or equity grant set forth and conditioned thereon.

Subject to the Company increasing the pool of shares in the Company’s 2017 Equity Incentive Plan, as amended (the “Plan”) by a minimum of one million (1,000,000) shares, Consultant shall also be entitled to receive (1) a restricted stock unit (“RSU”) grant for Sixty Thousand (60,000) shares of the Company’s common stock pursuant to the Plan and the Company’s form of Restricted Stock Unit Agreement, vesting in full only on the one-year anniversary of the date of this Amendment; and (2) the RSU grants provided for in Schedule E-1 of Exhibit E. In the event the Company is not able to increase the pool of shares by a minimum of one million (1,000,000) shares and determines it would not be in the best interests of the Company to issue shares, then all or some of the RSU’s which are granted under this Exhibit E or Schedule E-1 to Exhibit E, as determined by Company, will be monetized based on the closing price of the share value at the time of the grant or achievement of any one milestone.

Consultant shall receive no other payment or expense reimbursement for Consultant’s provision of Services as described herein.

Schedule E-1 to

Exhibit E

SERVICES AND ADDITIONAL SERVICES MILESTONES

Cash	Stock (RSUs)	Milestones
Exhibit E Services – no cash	Exhibit E Services – no stock	[***]
Exhibit E Services – no cash	Exhibit E Services – no stock	[***]
$ 37,500	25,000	[***]
$ 37,500	25,000	[***]
Exhibit E Services – no cash	50,000	[***]
$ 75,000	100,000	[***]
Exhibit E Services – no cash	Exhibit E Services – no stock	[***]
Per GIP	50,000	[***]
Exhibit E Services – no cash	50,000	[***]
Exhibit E Services – no cash	20,000	[***]
Exhibit E Services – no cash	10,000	[***]
$ 50,000	100,000	[***]

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